Exhibit 99.2

Earnings Release July 16, 2008

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2007, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Another good quarter of growth Margin stabilized during quarter; no further deterioration from Q1-2008 Modestly adjusting guidance for net income to a range of $30 million to $33 million Confident about the remainder of 2008 Texas not immune from pressures affecting other banks, but management believes issues will be manageable

Texas Economy Texas economy continues to show resilience TCBI markets continue to outperform national averages Source: FRB Dallas for May 2008 & Metrostudy DFW Houston Austin San Antonio Texas Average National Average Unemployment Rate 4.40% 4.40% 3.90% 4.20% 4.50% 5.50% Payroll Employment Growth 2.10% 0.70% 2.80% -0.30% 1.30% -0.54% New Home Inventory YOY -22.20% -21.50% -11.20% -31.20%

Financial Highlights Net income and EPS Net income of $5.8 million decreased 28% compared to Q1-2008; 31% decrease compared to Q2-2007 EPS of $.22 decreased 27% compared to Q1-2008; 29% decrease compared to Q2-2007 Growth in loans Held for investment -3% increase over Q1-2008; 21% increase compared to Q2-2007 Total loans -5% increase over Q1-2008; 22% increase compared to Q2-2007 Growth in deposits Demand deposits - increase of 9%, from Q1-2008; 12% increase compared to Q2-2007 Total deposits - increase of 3% from Q1-2008; 6% increase compared to Q2-2007 Net interest margin at 3.65% Consistent with Q1-2008; decrease of 16 bps from Q2-2007 Impact of rapidly declining Fed funds rate, mitigated by growth in loans and DDA Reduced asset sensitivity Credit quality Provision of $8.0 million for quarter Increase in non-performing assets Non-accrual loans + ORE to loans + ORE at .60% Non-accrual loans to total loans at .45% Net charge-offs of $3.6 million for Q2-2008 Comparisons based on average balances

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Net income of $5.8 million, a decrease of 28% from Q1-2008; 31% decrease compared to Q2-2007 Improved operating leverage Net interest income increase of 4.3% from Q1-2008; increase of 11.7% from Q2-2007 Non-interest income increase of 4.7% from Q1-2008; 6.5% increase from Q2-2007 Net revenue increase of 4.3% from Q1-2008; 10.9% increase from Q2-2007 3.7% linked-quarter increase in non-interest expense; 7.3% increase from Q2-2007 NIM consistent with prior quarter; decreased by 16 bps from Q2-2007 Driven by reduction in Fed funds rate, but mitigated by growth, earning asset composition, and DDA growth Reduced asset sensitivity Expect rising rates to improve position over time

Income Statement (in thousands) Q2-08 Q1-08 Q4-07 Q3-07 Q2-07 Net interest income $ 38,160 $ 36,599 $ 37,531 $ 36,531 $ 34,170 Provision for loan losses 8,000 3,750 9,300 2,000 1,500 Net interest income after provision for loan losses 30,160 32,849 28,231 34,531 32,670 Non-interest income 5,952 5,683 4,880 4,875 5,589 Non-interest expense 27,256 26,277 23,206 25,894 25,411 Income before income taxes 8,856 12,255 9,905 13,512 12,848 Income tax expense 3,056 4,225 3,367 4,668 4,463 Net income $ 5,800 $ 8,030 $ 6,538 $ 8,844 $ 8,385 Diluted EPS $ .22 $ .30 $ .24 $ .33 $ .31 Net interest margin 3.65% 3.65% 3.85% 3.85% 3.81% ROA .53% .76% .63% .88% .88% ROE 7.40% 10.64% 8.88% 12.73% 12.59% Efficiency 61.8% 62.1% 54.7% 62.5% 63.9%

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q2 2008 Q1 2008 Q2 2007 Q2/Q1 % Change YOY % Change Loans held for investment $3,597,342 $3,483,840 $2,964,863 3% 21% Loans held for sale 246,026 171,672 191,979 43% 28% Total loans 3,843,368 3,655,512 3,156,842 5% 22% Securities 404,574 428,401 483,834 (6)% (16)% Demand deposits 513,327 469,299 458,096 9% 12% Total deposits 3,152,138 3,051,930 2,968,378 3% 6% Total assets 4,425,937 4,263,954 3,841,661 4% 15%

Financial Summary (in thousands) Period End Period End Period End Q2 2008 Q1 2008 Q2 2007 Q2/Q1 % Change YOY % Change Loans held for investment $3,704,262 $3,493,631 $3,091,657 6% 20% Loans held for sale 328,838 239,860 176,022 37% 87% Total loans 4,033,100 3,733,491 3,267,679 8% 23% Securities 390,223 425,513 470,976 (8)% (17)% Demand deposits 610,629 503,554 495,010 21% 23% Total deposits 3,593,077 3,155,313 3,112,560 14% 15% Total assets 4,662,507 4,351,514 3,943,518 7% 18%

QTD Average Balances, Yields and Rates (in thousands) Q2 2008 Q2 2008 Q1 2008 Q1 2008 Q2 2007 Q2 2007 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 404,574 4.76% $ 428,401 4.78% $ 483,834 4.81% Fed funds sold & liquidity investments 12,230 2.27% 5,965 3.51% 2,032 4.93% Loans held for sale 246,026 5.97% 171,672 6.11% 191,979 7.19% Loans held for investment 3,597,342 5.90% 3,483,840 6.84% 2,964,863 8.53% Total loans, net of reserve 3,810,187 5.95% 3,621,993 6.87% 3,134,209 8.51% Total earning assets 4,226,991 5.83% 4,056,359 6.65% 3,620,075 8.02% Total assets $ 4,425,937 $ 4,263,954 $ 3,841,661 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,638,811 2.55% $ 2,582,631 3.38% $ 2,510,282 4.75% Other borrowings 830,482 2.26% 773,149 3.43% 469,999 5.25% Long-term debt 113,406 5.19% 113,406 6.69% 113,406 7.30% Total interest bearing liabilities 3,582,699 2.56% 3,469,186 3.50% 3,093,687 4.92% Demand deposits 513,327 469,299 458,096 Stockholders' equity 315,298 303,398 267,228 Total liabilities and stockholders' equity $ 4,425,937 2.08% $ 4,263,954 2.85% $ 3,841,661 3.96% Net interest margin 3.65% 3.65% 3.81%

2003 2004 2005 2006 2007 Q2-2008 Non Interest Expense 48430 57340 65344 86913 98606 107066 2003 2004 2005 2006 2007 Q2-2008 Net Interest Income 53155 74742 94130 117813 140667 149518 Non Interest Income 10892 13632 12001 17042 19712 23270 Revenue and Expense Growth Operating Revenue CAGR: 25% Net Interest Income CAGR: 26% Non-interest Income CAGR: 18% Non-interest Expense CAGR: 19% Net Interest Income Non-interest Income Non-interest Expense 2003 2004 2005 2006 2007 ($ in thousands) 2008 64,047 88,374 106,131 134,855 160,379 172,788

2003 2004 2005 2006 2007 Q2-2008 Demand Deposits 302 398 512 514 529 611 Interest Bearing Deposits 1103 1392 1983 2555 2537 2782 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 17% Total Deposit CAGR: 22% Loans Held for Investment CAGR: 28% 2003 2004 2005 2006 2007 Q2-2008 Loans Held for Investment 1230 1565 2076 2722 3462 3704 2003 2004 2005 2006 2007 ($ in millions) Q2-2008

Loan Portfolio Statistics

Credit Quality Credit experience remains good Net charge-offs of $3.6 million in Q2-2008; $6.1 million YTD Net charge-offs represent 40 bps for the quarter; 35 bps for YTD and 25 bps for LTM NCO's related to identified problems substantially covered with allocated reserves in 2007 Increase in non-performing loan levels not excessive, but receiving intense focus Non-performing loans as a percent of total loans were 1.07% at 6/30/08 Significant payoff and renewal subsequent to 6/30/08 reduced this ratio to .86% Provision of $8.0 million in Q2-2008 Reserve balance increased to 1.04% Provision ahead of guidance due to methodology applied to NPAs - reserve balance increased by more than expected loss exposure Conditions in industry continue to warrant intense focus and tightening of standards

Credit Quality Reserve / Loans 1.04% .95% .77% .91% 1.20% Non-accrual loans + ORE to loans + ORE ..60 ..69% ..37% ..27% ..37% Reserve to non-accruals 2.3x 1.5x 2.3x 3.3x 3.2x Reserve to NPL 1.0x 1.3x 1.9x 2.2x 3.1x Net Charge-offs / Average Loans YTD 2008 2007 2006 2005 2004

Closing Comments Another good quarter of growth Continued cautious economic outlook Guidance changed to range of $30 million to $33 million Intense focus on maintaining credit quality Exploit market opportunity for people and customers

Q & A